UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2008
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

ITEM 7.01. REGULATION FD DISCLOSURE.
     American Commercial Lines Inc. (the “Company”) included the attached presentation in its 2008 Annual Stockholder Meeting held on May 19, 2008. A copy of the presentation is furnished as Exhibit 99.1 with this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	2008 Annual Stockholder Meeting Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: May 20, 2008	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX
Exhibit 99.1   2008 Annual Stockholder Meeting Presentation